Exhibit 99.2

Akoustis Announces Proposed Offerings of Common Stock and

Convertible Senior Notes

Charlotte, N.C., October 18, 2018 (GLOBE NEWSWIRE) - Akoustis Technologies, Inc. (NASDAQ: AKTS) (“Akoustis” or the “Company”), a manufacturer of patented bulk acoustic wave (“BAW”) high-band RF filters for mobile and other wireless applications, announced today that it intends to offer and sell shares of its common stock and $10 million aggregate principal amount of its 6.5% Convertible Senior Notes due 2023 in concurrent underwritten offerings.  Neither offering is contingent on the completion of the other offering.

Akoustis also expects to grant the underwriters a 30-day option to purchase additional shares of common stock offered in the common stock offering solely to cover over-allotments.  Each offering is subject to market and other conditions, and there can be no assurance as to whether or when such offering may be completed, or as to the actual size or terms of such offering.

Akoustis intends to use the net proceeds from the proposed offerings to fund operations and the growth of its business, including for capital expenditures, working capital, research and development, the commercialization of its technology and other general corporate purposes.

Oppenheimer & Co. Inc. is acting as sole book-running manager for the common stock offering and sole underwriter for the notes offering.

A shelf registration statement relating to the shares of common stock and the notes to be issued in the proposed offerings was filed with the Securities and Exchange Commission (the “SEC”) and is effective.  A preliminary prospectus supplement and accompanying prospectus describing the terms of each of the proposed offerings will be filed with the SEC.  The securities may be offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.  Copies of the preliminary prospectus supplements and the accompanying prospectuses relating to the securities being offered may also be obtained from Oppenheimer & Co. Inc. Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, or by telephone at (212) 667-8055, or by email at EquityProspectus@opco.com.  Electronic copies of the preliminary prospectus supplements and accompanying prospectuses will also be available on the SEC’s website at http://www.sec.gov.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted.

About Akoustis Technologies, Inc.

Akoustis® (http://www.akoustis.com) is a high-tech BAW RF filter solutions company that is pioneering next-generation materials science and microelectromechanical systems (“MEMS”) wafer manufacturing to address the market requirements for improved RF filters - targeting higher bandwidth, higher operating frequencies and higher output power compared to incumbent polycrystalline BAW technology deployed today. The Company utilizes its proprietary XBAW manufacturing process to produce BAW RF filters for mobile and other wireless markets, which facilitate signal acquisition and accelerate band performance between the antenna and digital back end. Superior performance is driven by the significant advances of high-purity, single-crystal and associated piezoelectric materials and the resonator-filter process technology which drives electro-mechanical coupling and translates to wide filter bandwidth.

Akoustis plans to service the fast growing multi-billion-dollar RF filter market using its integrated design and manufacturing (“IDM”) business model. The Company owns and operates a 120,000 sq. ft. ISO-9001:2015 certified commercial wafer-manufacturing facility located in Canandaigua, NY, which includes a class 100 / class 1000 cleanroom facility - tooled for 150-mm diameter wafers - for the design, development, fabrication and packaging of RF filters, MEMS and other semiconductor devices. Akoustis Technologies, Inc. is headquartered in the Piedmont technology corridor near Charlotte, North Carolina.

Forward-Looking Statements

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements regarding the proposed offerings of common stock and notes and the intended use of the net proceeds of these offerings. Forward-looking statements include all statements that are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “intend,” “forecast,” “seek,” “potential,” “continue” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to whether Akoustis will consummate the proposed common stock offering or the notes offering; market and other general economic conditions; whether Akoustis will be able to satisfy the conditions required to close any sale of common stock or notes in the proposed offerings; the fact that Akoustis’ management will have broad discretion in the use of the proceeds from any sale of the common stock and the notes in the proposed offerings; the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing; the development of our XBAW™ technology and products presently under development and the anticipated timing of such development; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our ability to successfully manufacture, market and sell products based on our technologies; the ability to achieve qualification of our products for commercial manufacturing in a timely manner and the size and growth of the potential markets for any products so qualified; the rate and degree of market acceptance of any of our products; our ability to raise funding to support operations and the continued development and qualification of our products and the technologies underlying them; and our ability to service our outstanding indebtedness. These and other risks and uncertainties are described in more detail in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s most recent Annual Report on Form 10-K and the Risk Factors sections of the preliminary prospectus supplements describing the terms of the proposed offerings that will be filed with the SEC.

Considering these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this document may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this document speak only as of the date hereof and, except as required by law, Akoustis undertakes no obligation to update publicly or privately any forward-looking statements, whether written or oral, for any reason after the date of this document to conform these statements to new information, actual results or to changes in Akoustis’ expectations.

Contact:

COMPANY:
Tom Sepenzis
Akoustis Technologies
Director of Investor Relations
(980) 689-4961
tsepenzis@akoustis.com

The Del Mar Consulting Group, Inc.
Robert B. Prag, President
858-794-9500
bprag@delmarconsulting.com